EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Billy Robinson, Chief Executive Officer and Chief Financial Officer of Cyber Defense Systems, Inc., (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) the Periodic Report on Form 10-QSB/A of the Company for the period ended September 30, 2004, which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: February 23, 2005
                                          /s/ Billy Robinson
                                          -----------------------
                                          Billy Robinson
                                          Chief Executive Officer
                                          Chief Financial Officer




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A signed  original of this  written  statement  required by Section 906 has been provided to Cyber Defense Systems, Inc., and will be retained by Cyber Defense Systems, Inc and furnished to the Securities and Exchange Commission or its staff upon request.